Attorney-Client Privileged and Confidential	EXHIBIT 10.49

Xerium Technologies, Inc.

Stock Purchase Agreement

The undersigned (the “Purchaser”) hereby subscribes to purchase 795,280 unregistered shares of common stock, par value $0.01 per share (the “Unregistered Shares”), in a private placement from Xerium Technologies, Inc., a Delaware corporation (the “Corporation”). As consideration for the Unregistered Shares, the Purchaser shall pay to the Corporation $0.6775per share for an aggregate price of $825,000(the “Purchase Price”). Such price per share represents the average closing price on the New York Stock Exchange of the Corporation’s shares of common stock on the 20 trading days prior to January 1, 2010. The offer and sale of the Unregistered Shares are being made in reliance upon the provisions of Section 4(2) under the Securities Act of 1933, as amended (the “Securities Act”). The Purchaser shall pay the Purchase Price on January 2, 2010 by [check] or by such other method as may be acceptable to the Corporation.

The Purchaser hereby represents and warrants that:

(1) Purchaser is purchasing the Unregistered Shares for Purchaser’s own account for investment only, and not with the view to the resale or distribution thereof.

(2) Purchaser understands that the Unregistered Shares will be subject to the transfer restrictions in the stock certificate legend set forth on Exhibit A hereto.

(3) Purchaser has had the opportunity to review publicly available materials filed by the Corporation with the Securities and Exchange Commission (“SEC”) pursuant to the Securities Exchange Act of 1934, as amended, including, but not limited to, the Risk Factors related to the Corporation’s business and an investment in its common stock. Purchaser has had an opportunity to review and have Purchaser’s questions answered by the appropriate officers of the Corporation with respect to the Corporation, desires no further or additional information concerning the Corporation or its operation and deems such information received and reviewed adequate to evaluate the merits and risks of Purchaser’s investment in the Corporation. Purchaser has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Unregistered Shares and to make an informed investment decision with respect to such purchase. Purchaser can afford a complete loss of the value of the Unregistered Shares and is able to bear the economic risk of holding the Unregistered Shares for an indefinite period.

(4) Purchaser understands that the Unregistered Shares have not been registered under the Securities Act or under any applicable state securities law and that the Unregistered Shares cannot be sold, transferred, or otherwise disposed of unless subsequently registered under the Securities Act and any applicable state securities law or an exemption from such registration is then available. Purchaser acknowledges that the Corporation has made no undertaking either to register the Unregistered Shares or to make available any exemption from such registration or to supply any information to facilitate the sale of the Unregistered Shares. Purchaser further understands and agrees that the Corporation will not honor any attempt by Purchaser to sell, pledge, transfer or otherwise dispose of the Unregistered Shares in the absence of an effective registration statement under the Securities Act and any applicable state securities laws or an opinion of counsel satisfactory in form and substance to the Corporation that an exemption is available therefrom. Neither the SEC nor any state securities commission has approved the Unregistered Shares or passed upon or endorsed the merits of this offering.

(5) Purchaser understands that the Unregistered Shares may only be offered or sold to an “accredited investor,” as defined in Rule 501 of Regulation D promulgated pursuant to the Securities Act, and the Purchaser represents that he so qualifies as an “accredited investor.”

SIGNATURE

Purchaser understands that the Corporation is relying upon the representations and warranties contained herein to ensure its compliance with the Securities Act and applicable state securities laws, and the rules and regulations promulgated thereunder.

This the 1 day of January, 2010.

PURCHASER:

Stephen R. Light

/s/ Stephen R. Light

ACCEPTANCE

The foregoing subscription by Stephen R. Light for the Unregistered Shares is hereby accepted by the Corporation as of the [    ] day of January, 2010.

Xerium Technologies, Inc.

By:	/s/ John G. Raos
Name:	John G. Raos
Title:	Chairman, Compensation Committee

EXHIBIT A

Each certificate representing the Shares which may be issued by the Corporation shall bear the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.